Exhibit 10.2

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of the 1st day of June, 2009, by and among MasTec, Inc., a Florida corporation, Trust B under the Amended and Restated Living Trust of Leo Wanzek dated February 2, 2000, a North Dakota trust, Janet L. Wanzek, a North Dakota resident, Wanzek Construction 2008 Irrevocable Trust, a North Dakota trust, Jon L. Wanzek, a North Dakota resident (“Jon”), Jon L. Wanzek 2008 Two-Year Irrevocable Annuity Trust, a North Dakota trust, and Jon, as Sellers’ Representative.

RECITALS

A. The parties entered into a Registration Rights Agreement on December 16, 2008 (the “Agreement”).

B. The parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties agree as follows:

1. Section 2.1 of the Agreement is hereby amended by deleting the first sentence of such Section and replacing it with the following:

“If the Company proposes to register (i) any of its Common Stock under the Act in connection with a primary underwritten public offering of such securities solely for cash or (ii) any of its convertible notes under the Act in connection with a primary underwritten public offering of such securities solely for cash for the purpose of repaying the Convertible Notes (each, a “Company Underwritten Public Offering”), other than registrations on Form S-8 or S-4 (or any successor forms) or registrations in connection with stock purchase plans, then the Company shall, at such time, promptly give the Sellers’ Representative written notice (a “Company Notice”) of such offering.”

2. Except as specifically amended hereby, the Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

3. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

MASTEC, INC.

By:	/s/ Pablo Alvarez
Name:	Pablo Alvarez
Title:	Executive Vice President Mergers and Acquisitions

SELLERS:

Trust B under the Amended and Restated Living Trust of Leo Wanzek dated February 2, 2000

By:	/s/ Jon Wanzek
Name:	Jon Wanzek
Its:	Trustee

Wanzek Construction 2008 Irrevocable Trust

By:	/s/ Jon Wanzek
Name:	Jon Wanzek
Its:	Administrative Trustee

By:	/s/ Kevin Gourde
Name:	Kevin Gourde
Its:	Independent Trustee

/s/ Janet L. Wanzek
Janet L. Wanzek, an individual

[Signature Page to First Amendment to Registration Rights Agreement]

/s/ Jon L. Wanzek
Jon L. Wanzek, an individual

Jon L. Wanzek 2008 Two-Year Irrevocable Annuity Trust

By:	/s/ Jon Wanzek
Name:	Jon Wanzek
Its:	Trustee

By:	/s/ Scott L. Anderson
Name:	Scott L. Anderson
Its:	Independent Trustee

/s/ Jon L. Wanzek
Jon L. Wanzek, as Sellers’ Representative

[Signature Page to First Amendment to Registration Rights Agreement]